SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)          June 3, 2002
                                                -------------------------------



                         CALYPTE BIOMEDICAL CORPORATION.
              Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


000-20985                                                  06-1226727
Commission File No.                              I.R.S. Employer Identification
-------------------                              ------------------------------


1265 Harbor Bay Parkway,
Alameda, CA                                                             94502
--------------------------------------                                 --------
Address of principal executive offices                                 Zip Code


(510) 749-5100
---------------------------------
Registrant's telephone number,
including area code
ITEM 5.  OTHER EVENTS

Item 5.  Other Events





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


           On July 10, 2002, the Registrant (the "Company") completed a financing transaction wherein it issued Convertible Notes ("Notes") in the aggregate sum of $2,625,000 to ten accredited off-shore investors pursuant to Subscription Agreements under Regulation S. The Notes bear interest at the rate of 8% per annum due two years from date of issuance.
           The Notes further provide for conversion privileges wherein the holder has the right to convert the principal and interest on the Notes at the lower of $.10 or 70% of the average of the three lowest trading prices for the Common Stock of the Company on the OTC Pink Sheets, NASD OTC Bulletin Board or other trading market exchange for the thirty (30) trading days immediately prior to the date a notice of conversion is given.
           The maximum conversion number of shares to be issued to the holders of the Notes and/or affiliates will not exceed 9.99% of the outstanding shares of Common Stock of the Company on the conversion date subject to applicable notice of waiver by the respective holder.
           The Subscription Agreement further provides for cost-free registration rights granted to the holders of the Notes for registration of the underlying conversion shares of Common Stock. Annexed as Exhibit 10.111 are copies of the form of the Subscription Agreements and Convertible Notes.

                                   EXHIBITS

10.111     Copy of the form of the Subscription Agreements and Convertible Note



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


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   Alameda, California
             July 15, 2002

                                           CALYPTE BIOMEDICAL CORPORATION
                                           ------------------------------------
                                          (Registrant)

                                               /s/
                                           ------------------------------------
                                           ANTHONY j. CATALDO
                                           Executive Chairman

















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






                                                                  Exhibit 10.111
                             SUBSCRIPTION AGREEMENT


Dear Subscriber:

           You, together with other subscribers (each a "Subscriber") hereby agree to purchase, and Calypte Biomedical Corporation, a Delaware corporation (the "Company"), hereby agrees to issue and to sell to the Subscriber, a secured Convertible Note convertible in accordance with the terms thereof into shares of the Company's $.001 par value common stock (the "Company Shares") for the consideration as set forth on the signature page hereof ("Purchase Price"). The form of Convertible Note is annexed hereto as Exhibit A. (The Company Shares included in the Securities (as hereinafter defined) are sometimes referred to herein as the "Shares", "Common Shares" or "Common Stock"). (The Notes and Company Shares are collectively referred to herein as, the "Securities"). Upon acceptance of this Agreement by the Subscriber, the Company shall issue and deliver the Note against payment, by federal funds wire transfer of the Purchase Price.

     The following terms and conditions shall apply to this subscription.

1. Subscriber's Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:

     (a) Information on Company. The Subscriber has been furnished with the Company's Form 10-K for the year ended December 31, 2001 as filed with the Securities and Exchange Commission (the "Commission") together with all subsequently filed forms 10-Q, 8-K, and other publicly available filings made with the Commission (hereinafter referred to collectively as the "Reports"). In addition, the Subscriber has received from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such information in writing is collectively, the "Other Written Information"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

     (b) Information on Subscriber. The Subscriber is and was not a "U.S. person", as defined in Regulation S promulgated under the Securities Act of 1933 at the time the offer or sale of the Note is made. Additionally, Subscriber is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Securities Act of 1933, as amended (the "1933 Act"), is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.



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


     (c) Purchase of Note. On the Closing Date, the Subscriber will purchase the Note for its own account and not with a view to any distribution thereof and that the purchase of the Note is intended to be made as an "Offshore Transaction" as defined in Regulation S.

     (d) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held unless a subsequent disposition is registered under the 1933 Act or is exempt from such registration.

     (e) Company Shares Legend. The Company Shares shall bear the following legend, unless same shall have been included in an effective registration statement under the 1933 Act:

                     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CALYPTE BIOMEDICAL CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

     (f)   Note Legend. The Note shall bear the following legend:

                     "THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE MAY NOT BE CONVERTED BY A U.S. PERSON AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED BY A U.S. PERSON IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CALYPTE BIOMEDICAL CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

     (g) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.



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

     (h) Correctness of Representations. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date (as hereinafter defined), shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

2. Company Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber that:

     (a) Due Incorporation. The Company and each of its subsidiaries, if any, is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

     (b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company and each of its subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

     (c) Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement, and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Company relating hereto.

     (d) Additional Issuances. Except as set forth on Schedule 2(d), there are no outstanding agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company except as described in the Reports or Other Written Information.

     (e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the National Association of Securities Dealers, Inc. ("NASD"), NASDAQ or the Company's Shareholders is required for execution of this Agreement, and all other agreements entered into by the Company relating thereto, including, without limitation, the issuance and sale of the Securities, and the performance of the Company's obligations hereunder and under all such other agreements.


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

     (f) No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Paragraph 1 are true and correct and the Subscriber complies with its obligations under this Agreement, neither the issuance and sale of the Securities nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

           (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the certificate of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its affiliates or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates is a party, by which the Company or any of its affiliates is bound, or to which any of the properties of the Company or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates is a party except the violation, conflict, breach, or default of which would not have a material adverse effect on the Company; or

          (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company, its subsidiaries or any of its affiliates.


     (g)   The Securities. The Securities upon issuance:

           (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and State laws;

          (ii) have been, or will be, duly and validly authorized and on the date of issuance and on the Closing Date, as hereinafter defined, and the date the Note is converted, the Securities will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted, provided that the Subscriber complies with the Prospectus delivery requirements);

         (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and

          (iv) will not subject the holders thereof to personal liability by reason of being such holders.

     (h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. Except as disclosed in the Reports or Other Written Information, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined could have a material adverse effect on the Company.

     (i) Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to Sections 15(d) and 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. The Company's common stock is listed for trading on the OTC Bulletin Board ("Bulletin Board"). Pursuant to the provisions of the 1934 Act, the Company has filed all reports and other materials required to be filed thereunder with the Securities and Exchange Commission during the preceding twelve months.

     (j) No Market Manipulation. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

     (k) Information Concerning Company. The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Reports, and except as modified in the Other Written Information or in the Schedule hereto, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

     (l) Dilution. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Note is binding upon the Company and enforceable, except as otherwise described in this Subscription Agreement or the Note, regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

     (m) Stop Transfer. The Securities are restricted securities as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of the Securities, except as may be required by federal securities laws.

     (n) Defaults. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or ByLaws. Neither the Company nor any of its subsidiaries is (i) in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company, (ii) in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge in violation of any statute, rule or regulation of any governmental authority which violation would have a material adverse effect on the Company.

     (o) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings. The Company has not conducted and will not conduct any offer other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities.

     (p) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of the Securities.

     (q) Listing. The Company's common stock is quoted on, and listed for trading on the Bulletin Board. The Company has not received any oral or written notice that its Common Stock will be delisted from the Bulletin Board or that the Company's common stock does not meet all requirements for the continuation of such listing.

     (r) No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company's businesses since December 31, 2001 and which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Company's financial condition.

     (s) No Undisclosed Events or Circumstances. Since December 31, 2001, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

     (t) Capitalization. The authorized and outstanding capital stock of the Company as of the date of this Agreement and the Closing Date are set forth on
Schedule 2(t) hereto. Except as set forth in the Reports and Other Written Information and Schedule 2(t), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.



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

     (u) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscriber prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

3. Regulation S Offering. This Offering is being made pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended, afforded by Regulation S promulgated there under. On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company's legal counsel opining on the availability of the Regulation S exemption as it relates to the offer and issuance of the Securities. A form of the legal opinion is annexed hereto as Exhibit B. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the conversion of the Note and issuance of the Company Shares.

4. Reissuance of Securities. The Company agrees to reissue certificates representing the Securities without the legends set forth in Sections 1(e) and 1(f) above at such time as (a) the holder thereof is permitted to and disposes of such Securities pursuant to Rule 144(d) and/or Rule 144(k) under the 1933 Act in the opinion of counsel reasonably satisfactory to the Company, or (b) upon resale subject to an effective registration statement after the Securities are registered under the 1933 Act. The Company agrees to cooperate with the Subscriber in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive reasonably requested written representations from the Subscriber and selling broker, if any. Provided the Subscriber provides required certifications and representation letters, if any, if the Company fails to remove any legend as required by this Section 4 (a "Legend Removal Failure"), then beginning on the tenth (10th) day following the date that the Subscriber has requested the removal of the legend and delivered all items reasonably required by the Company to be delivered by the Subscriber, the Company continues to fail to remove such legend, the Company shall pay to each Subscriber or assignee holding shares, subject to a Legend Removal Failure, as liquidated damages and not a penalty an amount equal to one percent (1%) of the Purchase Price of the shares subject to a Legend Removal Failure per day that such failure continues. If during any twelve (12) month period, the Company fails to remove any legend as required by this Section 4 for an aggregate of thirty (30) days, each Subscriber or assignee holding Securities subject to a Legend Removal Failure may, at its option, require the Company to purchase all or any portion of the Securities subject to a Legend Removal Failure held by such Subscriber or assignee at a price per share equal to 120% of the applicable Purchase Price.



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

5. Regulation D. The Company covenants and agrees that if the Company fails to register the Company Shares within ninety (90) days from the Closing Date pursuant to Section 10.1(iv) below, then for so long as such registration statement is not effective and as any of the Company Shares remain outstanding and continue to be "restricted securities" within the meaning of Rule 144, the Company shall, in order to permit resales of any of the Company Shares pursuant to Rule 144 under the 1933 Act, (a) continue to file all material required to be filed pursuant to Section 13(a) or 15(d) of the 1934 Act.


6.   Fees.

     (a) The Company shall pay to counsel to the Subscribers its fees of $15,000 for services rendered to the Subscribers in connection with this Agreement for aggregate subscription amounts of up to $2,225,000 of principal amount of Notes (the "Offering") and acting as escrow agent for the Offering. The Company will pay to Bi Coastal Consulting Corp. (the "Finder") a cash fee equal to ten percent (10%) of the Purchase Price of the Notes ("Finder's Fee"). The Finder's Fee in connection with the Offering must be paid on the Closing Date. The legal fees and Finder's Fee will be payable out of funds held pursuant to a Funds Escrow Agreement to be entered into by the Company, Subscriber and Escrow Agent.

     (b) The Company on the one hand, and the Subscriber on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any other persons claiming brokerage commissions or finder's fees other than Bi Coastal Consulting Corp. on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. The Company and the Subscriber represent to each other that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the offering described in the Subscription Agreement.

7. Covenants of the Company. The Company covenants and agrees with the Subscriber as follows:


     (a) The Company will advise the Subscriber, promptly after it receives notice of issuance by the Securities and Exchange Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.



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

     (b) The Company shall promptly secure the listing of the Company Shares, and Common Stock issuable upon the exercise of the Warrants upon each national securities exchange, or automated quotation system, if any, upon which shares of common stock are then listed (subject to official notice of issuance) and shall maintain such listing so long as any Notes are outstanding. The Company will maintain the listing of its Common Stock on the NASDAQ SmallCap Market, NASDAQ National Market System, NASD OTC Bulletin Board, or New York Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "Principal Market")), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company will provide the Subscriber copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market.

     (c) The Company shall notify the Commission, NASD, the Principal Market and applicable state authorities, in accordance with their requirements, if any, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscriber and promptly provide copies thereof to Subscriber.

     (d) From the Closing Date and until at least two (2) years after the effectiveness of the Registration Statement on Form S-2 or such other Registration Statement described in Section 10.1(iv) hereof, the Company will
(i) cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, (ii) comply in all respects with its reporting and filing obligations under the Exchange Act, (iii) comply with all reporting requirements that are applicable to an issuer with a class of Shares registered pursuant to Section 12(g) of the Exchange Act, and (iv) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the Act or the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Acts until two (2) years after the actual effective date of the Registration Statement on Form S-2 or other Registration Statement described in Section 10.1(iv) hereof. Until the resale of the Company Shares by the Subscriber, the Company will continue the listing of the Common Stock on the Bulletin Board and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of Bulletin Board.

     (e) The Company undertakes to reserve, pro rata on behalf of each holder of a Note, from its authorized but unissued common stock, at all times that Notes remain outstanding, a number of common shares equal to not less than the amount of common shares necessary to allow each such holder to be able to fully convert all such outstanding Notes.

     (f) The Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company, nor non-trade obligations outstanding on the Closing Date.


8.   Covenants of the Company and Subscriber Regarding Indemnification.


     (a) The Company agrees to indemnify, hold harmless, reimburse and defend Subscriber, Subscriber's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

     (b) Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

     (c) The procedures set forth in Section 10.6 shall apply to the indemnifications set forth in Sections 8(a) and 8(b) above.


9.1. Conversion of Note.



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

     (a) Upon the conversion of the Note or part thereof, the Company shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the Company's transfer agent shall issue stock certificates in the name of Subscriber (or its nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of shares of common stock issuable upon such conversion. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that, unless waived by the Subscriber, the Shares will be unlegended, free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Company Shares provided the Shares are being sold pursuant to an effective registration statement covering the Shares or are otherwise exempt from registration.

     (b) Subscriber will give notice of its decision to exercise its right to convert the Note or part thereof by telecopying an executed and completed Notice of Conversion (a form of which is annexed to Exhibit A hereto) to the Company via confirmed telecopier transmission or otherwise pursuant to Section 11(a) of this Agreement. The Subscriber will not be required to surrender the Note until the Note has been fully converted or satisfied. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will or cause the transfer agent to transmit the Company's Common Stock certificates representing the Shares issuable upon conversion of the Note to the Subscriber via express courier for receipt by such Subscriber within three (3) business days after receipt by the Company of the Notice of Conversion (the "Delivery Date"). In the event the Shares are electronically transferable, then delivery of the Shares must be made by electronic transfer provided request for such electronic transfer has been made by the Subscriber. A Note representing the balance of the Note not so converted will be provided by the Company to the Subscriber, if requested by Subscriber provided an original Note is delivered to the Company. To the extent that a Subscriber elects not to surrender a Note for reissuance upon partial payment or conversion, the Subscriber hereby indemnifies the Company against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note.

     (c) The Company understands that a delay in the delivery of the Shares in the form required pursuant to Section 9 hereof, or the Mandatory Redemption Amount described in Section 9.2 hereof, beyond the Delivery Date or Mandatory Redemption Payment Date (as hereinafter defined) could result in economic loss to the Subscriber. As compensation to the Subscriber for such loss, the Company agrees to pay late payments to the Subscriber for late issuance of Shares in the form required pursuant to Section 9 hereof upon Conversion of the Note or late payment of the Mandatory Redemption Amount, in the amount of $100 per business day after the Delivery Date or Mandatory Redemption Payment Date, as the case may be, for each $10,000 of Note principal amount being converted or redeemed. The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Subscriber, in the event that the Company fails for any reason to effect delivery of the Shares by the Delivery Date or make payment by the Mandatory Redemption Payment Date, the Subscriber will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all or part of the notice of Mandatory Redemption by delivery of a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to the delivery of such notice, except that late payment charges described above shall be payable through the date notice of revocation or rescission is given to the Company.

     (d) Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

9.2. Mandatory Redemption at Subscriber's Election. In the event the Company fails to timely deliver Shares on a Delivery Date, or upon the occurrence of any other Event of Default (as defined in the Note) or for any reason other than pursuant to the limitations set forth in Section 9.3 hereof, then at the Subscriber's election, the Company must pay to the Subscriber ten (10) business days after request by the Subscriber or on the Delivery Date (if requested by the Subscriber) a sum of money determined by (i) multiplying up to the outstanding principal amount of the Note designated by the Subscriber by 130%, or (ii) multiplying the number of Shares otherwise deliverable upon conversion of an amount of Note principal and/or interest designated by the Subscriber (with the date of giving of such designation being a Deemed Conversion Date) at the Conversion Price by the highest closing price of the Common Stock on the principal market from the Deemed Conversion Date until the day prior to the receipt of the Mandatory Redemption Payment, whichever is greater ("Mandatory Redemption Payment"). The Mandatory Redemption Payment must be received by the Subscriber on the same date as the Company Shares otherwise deliverable or within ten (10) business days after request, whichever is sooner ("Mandatory Redemption Payment Date"). Upon receipt of the Mandatory Redemption Payment, the corresponding Note principal will be deemed paid and no longer outstanding.

9.3. Maximum Conversion. The Subscriber shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of common stock beneficially owned by the Subscriber and its affiliates on a Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Subscriber and its affiliates of more than 9.99% of the outstanding shares of common stock of the Company on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Subscriber shall not be limited to aggregate conversions of only 9.99% and aggregate conversion by the Subscriber may exceed 9.99%. The Subscriber may void the conversion limitation described in this Section 9.3 upon 75 days prior written notice to the Company. The Subscriber may allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be included in the 9.99% amount described above and which shall be allocated to the excess above 9.99%.

9.4. Injunction - Posting of Bond. In the event a Subscriber shall elect to convert a Note or part thereof, the Company may not refuse conversion based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said Note shall have been sought and obtained and the Company posts a surety bond for the benefit of such Subscriber in the amount of 130% of the amount of the Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment.

9.5. Buy-In. In addition to any other rights available to the Subscriber, if the Company fails to deliver to the Subscriber such shares issuable upon conversion of a Note by the Delivery Date and if ten (10) days after the Delivery Date the Subscriber purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Subscriber of the Common Stock which the Subscriber anticipated receiving upon such conversion (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (i) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (ii) the aggregate principal and/or interest amount of the Note for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as damages and not as a penalty). For example, if the Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of note principal and/or interest, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

9.6 Adjustments. The Conversion Price and amount of Shares issuable upon conversion of the Notes shall be adjusted to offset the effect of stock splits, stock dividends and pro rata distributions of property or equity interests to the Company's shareholders.

9.7. Redemption. The Company may not redeem or call the Note without the consent of the holder of the Note.

10.1. Registration Rights. The Company hereby grants the following registration rights to holders of the Securities.

           (i) On one occasion, for a period commencing 91 days after the Closing Date, but not later than three years after the Closing Date ("Request Date"), the Company, upon a written request therefor from any record holder or holders of more than 50% of the aggregate of the Company's Shares issued and issuable upon conversion of the Notes (the Common Stock issued or issuable upon conversion of the Notes or issuable by virtue of ownership of the Notes are collectively the "Registrable Securities"), shall prepare and file with the Commission a registration statement under the Act covering the Registrable Securities which are the subject of such request, unless such Registrable Securities are the subject of an effective registration statement or included for registration in a pending registration statement. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within 10 days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 10.1(i). As a condition precedent to the inclusion of Registrable Securities, the holder thereof shall provide the Company with such information as the Company reasonably requests. The obligation of the Company under this
Section 10.1(i) shall be limited to one registration statement.

          (ii) If the Company at any time proposes to register any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscriber or Holder pursuant to an effective registration statement, each such time it will give at least 25 days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within 15 days after the giving of any such notice by the Company, to register any of the Registrable Securities, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller"). In the event that any registration pursuant to this
Section 10.1(ii) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the foregoing provisions, or Section 10.4 hereof, the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 10.1(ii) without thereby incurring any liability to the Seller.

         (iii)   If, at the time any written request for registration is

received by the Company pursuant to Section 10.1(i), the Company has determined to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account and the Company actually does file such other registration statement, such written request shall be deemed to have been given pursuant to Section 10.1(ii) rather than Section 10.1(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 10.1(ii).

          (iv) The Company shall file with the Commission not later than thirty (30) days after the Closing Date (the "Filing Date"), and use its reasonable commercial efforts to cause to be declared effective within ninety
(90) days after the Closing Date, a Form S-2 registration statement (or such other form that it is eligible to use) in order to register the Registrable Securities for issuance to the Subscriber and distribution under the Act. The registration statement described in this paragraph must be declared effective by the Commission no later than ninety (90) days after the Closing Date ("Effective Date"). The Company will register a number of shares of Common Stock in the aforedescribed registration statement that is equal to the number of Company Shares issuable at the Conversion Price in effect at the Closing Date, or actual filing date of the registration statement or any amendment thereto assuming conversion of 200% of the Notes (whichever results in the greatest number of Company shares). Such registration statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary in order to register additional Company Shares to allow the unlegended reissuance of all Common Stock included and issuable by virtue of the Registrable Securities. The Registrable Securities shall be reserved and set aside exclusively for the benefit of each Subscriber in proportion to each Subscriber's interest in the Registrable Securities, and not issued, employed or reserved for anyone other than the Subscriber. No securities of the Company other than the Registrable Securities will be included in the registration statement described in this Section 10.1(iv) except as described on Schedule 10.1.

10.2. Registration Procedures. If and whenever the Company is required by the provisions hereof to effect the registration of any shares of Registrable Securities under the Act, the Company will, as expeditiously as possible:

     (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the holders of Registrable Securities ("Sellers") copies of all filings and Commission letters of comment;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the latest of: (i) twelve months after the latest Maturity Date of a Note; (ii) until six months after all the Company Shares are eligible for resale pursuant to Rule 144(k) of the 1933 Act; or (iii) until such registration statement has been effective for a period of not less than 365 days, and comply with the provisions of the Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Seller's intended method of disposition set forth in such registration statement for such period;

     (c) furnish to the Seller, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such Seller reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

     (d) use its best efforts to register or qualify the Seller's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Seller shall reasonably designate, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

     (e) list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

     (f) immediately notify the Seller when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

     (g) make available for inspection by the Seller, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, attorney, accountant or agent in connection with such registration statement;

     (h) will notify the Subscriber of the effectiveness of the registration statement within one business day of such event.

10.3. Provision of Documents. In connection with each registration hereunder, the Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to Section 10.1(i) or 10.1(ii) covering an underwritten public offering, the Company and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

10.4. Non-Registration Events. The Company and the Subscriber agree that the Seller will suffer damages if any registration statement required under
     Section 10.1(i) or 10.1(ii) above is not filed within 30 days after written request by the Holder and not declared effective by the Commission within 90 days after such request [or the Filing Date and Effective Date, respectively, in reference to the Registration Statement on Form S-2 or such other form described in Section 10.1(iv)], and maintained in the manner and within the time periods contemplated by Section 10 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement described in Sections 10.1(i) or 10.1(ii) is not filed within 30 days of such written request, or is not declared effective by the Commission on or prior to the date that is 90 days after such request, or (ii) the registration statement on Form S-2 or such other form described in Section 10.1(iv) is not filed on or before the Filing Date or not declared effective on or before the sooner of the Effective Date, or within ten business days of receipt by the

     Company of a written or oral communication from the Commission that the registration statement described in Section 10.1(iv) will not be reviewed, or (iii) any registration statement described in Sections 10.1(i), 10.1(ii) or 10.1(iv) is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed 30 days in the aggregate per year or more than 20 consecutive calendar days (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) (each such event referred to in clauses (i), (ii) and (iii) of this Section 10.4 is referred to herein as a "Non-Registration Event"), then, for so long as such Non-Registration Event shall continue, the Company shall pay, at the Subscriber's option, in cash or stock at the applicable Conversion Price, as Liquidated Damages to each holder of any Registrable Securities an amount equal to two percent (2%) per month for each month or part thereof during the pendency of such Non-Registration Event, of the principal of the Notes issued in the Offering, whether or not converted, owned of record by such holder or issuable as of or subsequent to the occurrence of such Non-Registration Event. Payments to be made pursuant to this Section 10.4 shall be due and payable within ten (10) business days after demand in immediately available funds. In the event a Mandatory Redemption Payment is demanded from the Company by the Holder pursuant to Section 9.2 of this Subscription Agreement, then the Liquidated Damages described in this
     Section 10.4 shall no longer accrue on the portion of the Purchase Price underlying the Mandatory Redemption Payment, from and after the date the Holder receives the Mandatory Redemption Payment. It shall be deemed a Non-Registration Event if at any time the Company has registered for unrestricted resale fewer than 125% of the amount of Common Shares issuable upon full conversion of all sums due under the Note.

10.5. Expenses. All expenses incurred by the Company in complying with Section 10, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Seller, are called "Selling Expenses". The Seller shall pay the fees of its own additional counsel, if any. The Company will pay all Registration Expenses in connection with the registration statement under Section 10. All Selling Expenses in connection with each registration statement under Section 10 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

10.6. Indemnification and Contribution.

     (a) In the event of a registration of any Registrable Securities under the Act pursuant to Section 10, the Company will indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

     (b) In the event of a registration of any of the Registrable Securities under the Act pursuant to Section 10, the Seller will indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the gross proceeds received by the Seller from the sale of Registrable Securities covered by such registration statement.

     (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 10.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     (d) In order to provide for just and equitable contribution in the event of joint liability under the Act in any case in which either (i) the Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this Section 10.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10.6 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is provided under this Section 10.6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

11.  Miscellaneous.

     (a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company to Calypte Biomedical Corporation, 1265 Harbor Bay Parkway, Alameda, California 94502, telecopier number: (510) 814-8494, with a copy by telecopier only to: Naccarato & Associates, 19600 Fairchild, Suite 260, Irvine, CA 92612, Attn: Owen M. Naccarato, Esq., telecopier number: (949) 851-9262, and (ii) if to the Subscriber, to the name, address and telecopy number set forth on the signature page hereto, with a copy by telecopier only to Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

     (b) Closing. The consummation of the transactions contemplated herein shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction of all conditions to Closing set forth in this Agreement. The closing date shall be the date that subscriber funds representing the net amount due the Company from the Purchase Price of the Offering is transmitted by wire transfer or otherwise to the Company (the "Closing Date").

     (c) Entire Agreement; Assignment. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

     (d) Execution. This Agreement may be executed by facsimile transmission, and in counterparts, each of which will be deemed an original.

     (e) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

     (f) Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 11(e) hereof, each of the Company and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

     (g) Confidentiality. The Company agrees that it will not disclose publicly or privately the identity of the Subscriber unless expressly agreed to in writing by the Subscriber or only to the extent required by law.

     (h) Automatic Termination. This Agreement shall automatically terminate without any further action of either party hereto if the Closing shall not have occurred by the tenth (10th) business day following the date this Agreement is accepted by the Subscriber.

           Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                              CALYPTE BIOMEDICAL CORPORATION
                                              A Delaware Corporation


                                             By:_______________________________
                                                       Name: Anthony Cataldo
                                                       Title:  President/CEO

                                              Dated: July _____, 2002


SUBSCRIBERS
--------------------------------------------------------------------------------
                                                Purchase Price of Note: $300,000

--------------------------------------
(Signature)
SDS CAPITAL INTERNATIONAL, LTD.
C/o HWR Services Ltd.
Craigmuir Chambers
Road Town, Tortola, British Virgin Islands
Fax:






                                                Purchase Price of Note: $100,000

---------------------------------------
(Signature)
CAMDEN INTERNATIONAL, LTD.
Charlotte House, Charlotte Street
P.O. Box N 9204
Nassau, Bahamas
Fax: 415-835-8320


                         LIST OF SCHEDULES AND EXHIBITS


Exhibit A           Form of Note



Exhibit B           Form of Legal Opinion


Schedule 2(d)       Additional Issuances



Schedule 2(t)       Capitalization

Schedule 10.1       Other Securities to be Registered



                             SUBSCRIPTION AGREEMENT


Dear Subscriber:

           You, together with other subscribers (each a "Subscriber") hereby agree to purchase, and Calypte Biomedical Corporation, a Delaware corporation (the "Company"), hereby agrees to issue and to sell to the Subscriber, a secured Convertible Note convertible in accordance with the terms thereof into shares of the Company's $.001 par value common stock (the "Company Shares") for the consideration as set forth on the signature page hereof ("Purchase Price"). The form of Convertible Note is annexed hereto as Exhibit A. (The Company Shares included in the Securities (as hereinafter defined) are sometimes referred to herein as the "Shares", "Common Shares" or "Common Stock"). (The Notes and Company Shares are collectively referred to herein as, the "Securities"). Upon acceptance of this Agreement by the Subscriber, the Company shall issue and deliver the Note against payment, by federal funds wire transfer of the Purchase Price.

                     The following terms and conditions shall apply to this subscription.

1. Subscriber's Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:

     (a) Information on Company. The Subscriber has been furnished with the Company's Form 10-K for the year ended December 31, 2001 as filed with the Securities and Exchange Commission (the "Commission") together with all subsequently filed forms 10-Q, 8-K, and other publicly available filings made with the Commission (hereinafter referred to collectively as the "Reports"). In addition, the Subscriber has received from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such information in writing is collectively, the "Other Written Information"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

     (b) Information on Subscriber. The Subscriber is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Securities Act of 1933, as amended (the "1933 Act"), is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

     (c) Purchase of Note. On the Closing Date, the Subscriber will purchase the Note for its own account and not with a view to any distribution thereof.

     (d) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held unless a subsequent disposition is registered under the 1933 Act or is exempt from such registration.

     (e) Company Shares Legend. The Company Shares shall bear the following legend, unless same shall have been included in an effective registration statement under the 1933 Act:

                     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CALYPTE BIOMEDICAL CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

     (f) Note Legend. The Note shall bear the following legend:

                     "THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CALYPTE BIOMEDICAL CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

     (g) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

     (h) Correctness of Representations. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date (as hereinafter defined), shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

2. Company Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber that:

     (a) Due Incorporation. The Company and each of its subsidiaries, if any, is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

     (b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company and each of its subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

     (c) Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement, and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Company relating hereto.

     (d) Additional Issuances. Except as set forth on Schedule 2(d), there are no outstanding agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company except as described in the Reports or Other Written Information.

     (e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the National Association of Securities Dealers, Inc. ("NASD"), NASDAQ or the Company's Shareholders is required for execution of this Agreement, and all other agreements entered into by the Company relating thereto, including, without limitation, the issuance and sale of the Securities, and the performance of the Company's obligations hereunder and under all such other agreements.

     (f) No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Paragraph 1 are true and correct and the Subscriber complies with its obligations under this Agreement, neither the issuance and sale of the Securities nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

           (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the certificate of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its affiliates or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates is a party, by which the Company or any of its affiliates is bound, or to which any of the properties of the Company or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates is a party except the violation, conflict, breach, or default of which would not have a material adverse effect on the Company; or

          (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company, its subsidiaries or any of its affiliates.

     (g)   The Securities. The Securities upon issuance:


           (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and State laws;

          (ii) have been, or will be, duly and validly authorized and on the date of issuance and on the Closing Date, as hereinafter defined, and the date the Note is converted, the Securities will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted, provided that the Subscriber complies with the Prospectus delivery requirements);

         (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and

          (iv) will not subject the holders thereof to personal liability by reason of being such holders.

     (h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. Except as disclosed in the Reports or Other Written Information, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined could have a material adverse effect on the Company.

     (i) Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to Sections 15(d) and 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. The Company's common stock is listed for trading on the OTC Bulletin Board ("Bulletin Board"). Pursuant to the provisions of the 1934 Act, the Company has filed all reports and other materials required to be filed thereunder with the Securities and Exchange Commission during the preceding twelve months.

     (j) No Market Manipulation. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

     (k) Information Concerning Company. The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Reports, and except as modified in the Other Written Information or in the Schedule hereto, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

     (l) Dilution. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Note is binding upon the Company and enforceable, except as otherwise described in this Subscription Agreement or the Note, regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

     (m) Stop Transfer. The Securities are restricted securities as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of the Securities, except as may be required by federal securities laws.

     (n) Defaults. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or ByLaws. Neither the Company nor any of its subsidiaries is (i) in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company, (ii) in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge in violation of any statute, rule or regulation of any governmental authority which violation would have a material adverse effect on the Company.

     (o) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings. The Company has not conducted and will not conduct any offer other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities.

     (p) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of the Securities.

     (q) Listing. The Company's common stock is quoted on, and listed for trading on the Bulletin Board. The Company has not received any oral or written notice that its Common Stock will be delisted from the Bulletin Board or that the Company's common stock does not meet all requirements for the continuation of such listing.

     (r) No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company's businesses since December 31, 2001 and which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Company's financial condition.

     (s) No Undisclosed Events or Circumstances. Since December 31, 2001, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.


     (t) Capitalization. The authorized and outstanding capital stock of the Company as of the date of this Agreement and the Closing Date are set forth on
Schedule 2(t) hereto. Except as set forth in the Reports and Other Written Information and Schedule 2(t), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

     (u) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscriber prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

3. Regulation D Offering. This Offering is being made pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended, afforded by Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company's legal counsel opining on the availability of the Regulation D exemption as it relates to the offer and issuance of the Securities. A form of the legal opinion is annexed hereto as Exhibit B. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the conversion of the Note and issuance of the Company Shares.

4. Reissuance of Securities. The Company agrees to reissue certificates representing the Securities without the legends set forth in Sections 1(e) and 1(f) above at such time as (a) the holder thereof is permitted to and disposes of such Securities pursuant to Rule 144(d) and/or Rule 144(k) under the 1933 Act in the opinion of counsel reasonably satisfactory to the Company, or (b) upon resale subject to an effective registration statement after the Securities are registered under the 1933 Act. The Company agrees to cooperate with the Subscriber in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive reasonably requested written representations from the Subscriber and selling broker, if any. Provided the Subscriber provides required certifications and representation letters, if any, if the Company fails to remove any legend as required by this Section 4 (a "Legend Removal Failure"), then beginning on the tenth (10th) day following the date that the Subscriber has requested the removal of the legend and delivered all items reasonably required by the Company to be delivered by the Subscriber, the Company continues to fail to remove such legend, the Company shall pay to each Subscriber or assignee holding shares, subject to a Legend Removal Failure, as liquidated damages and not a penalty an amount equal to one percent (1%) of the Purchase Price of the shares subject to a Legend Removal Failure per day that such failure continues. If during any twelve (12) month period, the Company fails to remove any legend as required by this Section 4 for an aggregate of thirty (30) days, each Subscriber or assignee holding Securities subject to a Legend Removal Failure may, at its option, require the Company to purchase all or any portion of the Securities subject to a Legend Removal Failure held by such Subscriber or assignee at a price per share equal to 120% of the applicable Purchase Price.

5. Regulation S. The Company covenants and agrees that if the Company fails to register the Company Shares within ninety (90) days from the Closing Date pursuant to Section 10.1(iv) below, then for so long as such registration statement is not effective and as any of the Company Shares remain outstanding and continue to be "restricted securities" within the meaning of Rule 144, the Company shall, in order to permit resales of any of the Company Shares pursuant to Regulation S under the 1933 Act, (a) continue to file all material required to be filed pursuant to Section 13(a) or 15(d) of the 1934 Act, and (b) not knowingly engage in directed selling efforts in connection with the resale of securities by and Subscriber under Regulation S.

6.   Fees.

     (a) The Company shall pay to counsel to the Subscribers its fees of $15,000 for services rendered to the Subscribers in connection with this Agreement for aggregate subscription amounts of up to $2,225,000 of principal amount of Notes (the "Offering") and acting as escrow agent for the Offering. The Company will pay to Bi Coastal Consulting Corp. (the "Finder") a cash fee equal to ten percent (10%) of the Purchase Price of the Notes ("Finder's Fee"). The Finder's Fee in connection with the Offering must be paid on the Closing Date. The legal fees and Finder's Fee will be payable out of funds held pursuant to a Funds Escrow Agreement to be entered into by the Company, Subscriber and Escrow Agent.

     (b) The Company on the one hand, and the Subscriber on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any other persons claiming brokerage commissions or finder's fees other than Bi Coastal Consulting Corp. on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. The Company and the Subscriber represent to each other that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the offering described in the Subscription Agreement.

7. Covenants of the Company. The Company covenants and agrees with the Subscriber as follows:

     (a) The Company will advise the Subscriber, promptly after it receives notice of issuance by the Securities and Exchange Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

     (b) The Company shall promptly secure the listing of the Company Shares, and Common Stock issuable upon the exercise of the Warrants upon each national securities exchange, or automated quotation system, if any, upon which shares of common stock are then listed (subject to official notice of issuance) and shall maintain such listing so long as any Notes are outstanding. The Company will maintain the listing of its Common Stock on the NASDAQ SmallCap Market, NASDAQ National Market System, NASD OTC Bulletin Board, or New York Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "Principal Market")), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company will provide the Subscriber copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market.

     (c) The Company shall notify the Commission, NASD, the Principal Market and applicable state authorities, in accordance with their requirements, if any, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscriber and promptly provide copies thereof to Subscriber.

     (d) From the Closing Date and until at least two (2) years after the effectiveness of the Registration Statement on Form S-2 or such other Registration Statement described in Section 10.1(iv) hereof, the Company will
(i) cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, (ii) comply in all respects with its reporting and filing obligations under the Exchange Act, (iii) comply with all reporting requirements that are applicable to an issuer with a class of Shares registered pursuant to Section 12(g) of the Exchange Act, and (iv) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the Act or the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Acts until two (2) years after the actual effective date of the Registration Statement on Form S-2 or other Registration Statement described in Section 10.1(iv) hereof. Until the resale of the Company Shares by the Subscriber, the Company will continue the listing of the Common Stock on the Bulletin Board and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of Bulletin Board.

     (e) The Company undertakes to reserve, pro rata on behalf of each holder of a Note, from its authorized but unissued common stock, at all times that Notes remain outstanding, a number of common shares equal to not less than the amount of common shares necessary to allow each such holder to be able to fully convert all such outstanding Notes.

     (f) The Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company, nor non-trade obligations outstanding on the Closing Date.

8.   Covenants of the Company and Subscriber Regarding Indemnification.

     (a) The Company agrees to indemnify, hold harmless, reimburse and defend Subscriber, Subscriber's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

     (b) Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

     (c) The procedures set forth in Section 10.6 shall apply to the indemnifications set forth in Sections 8(a) and 8(b) above.

     9.1. Conversion of Note.

     (a) Upon the conversion of the Note or part thereof, the Company shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the Company's transfer agent shall issue stock certificates in the name of Subscriber (or its nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of shares of common stock issuable upon such conversion. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that, unless waived by the Subscriber, the Shares will be unlegended, free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Company Shares provided the Shares are being sold pursuant to an effective registration statement covering the Shares or are otherwise exempt from registration.

     (b) Subscriber will give notice of its decision to exercise its right to convert the Note or part thereof by telecopying an executed and completed Notice of Conversion (a form of which is annexed to Exhibit A hereto) to the Company via confirmed telecopier transmission or otherwise pursuant to Section 11(a) of this Agreement. The Subscriber will not be required to surrender the Note until the Note has been fully converted or satisfied. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will or cause the transfer agent to transmit the Company's Common Stock certificates representing the Shares issuable upon conversion of the Note to the Subscriber via express courier for receipt by such Subscriber within three (3) business days after receipt by the Company of the Notice of Conversion (the "Delivery Date"). In the event the Shares are electronically transferable, then delivery of the Shares must be made by electronic transfer provided request for such electronic transfer has been made by the Subscriber. A Note representing the balance of the Note not so converted will be provided by the Company to the Subscriber, if requested by Subscriber provided an original Note is delivered to the Company. To the extent that a Subscriber elects not to surrender a Note for reissuance upon partial payment or conversion, the Subscriber hereby indemnifies the Company against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note.

     (c) The Company understands that a delay in the delivery of the Shares in the form required pursuant to Section 9 hereof, or the Mandatory Redemption Amount described in Section 9.2 hereof, beyond the Delivery Date or Mandatory Redemption Payment Date (as hereinafter defined) could result in economic loss to the Subscriber. As compensation to the Subscriber for such loss, the Company agrees to pay late payments to the Subscriber for late issuance of Shares in the form required pursuant to Section 9 hereof upon Conversion of the Note or late payment of the Mandatory Redemption Amount, in the amount of $100 per business day after the Delivery Date or Mandatory Redemption Payment Date, as the case may be, for each $10,000 of Note principal amount being converted or redeemed. The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Subscriber, in the event that the Company fails for any reason to effect delivery of the Shares by the Delivery Date or make payment by the Mandatory Redemption Payment Date, the Subscriber will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all or part of the notice of Mandatory Redemption by delivery of a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to the delivery of such notice, except that late payment charges described above shall be payable through the date notice of revocation or rescission is given to the Company.

     (d) Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

     9.2. Mandatory Redemption at Subscriber's Election. In the event the Company fails to timely deliver Shares on a Delivery Date, or upon the occurrence of any other Event of Default (as defined in the Note) or for any reason other than pursuant to the limitations set forth in
          Section 9.3 hereof, then at the Subscriber's election, the Company must pay to the Subscriber ten (10) business days after request by the Subscriber or on the Delivery Date (if requested by the Subscriber) a sum of money determined by (i) multiplying up to the outstanding principal amount of the Note designated by the Subscriber by 130%, or
          (ii) multiplying the number of Shares otherwise deliverable upon conversion of an amount of Note principal and/or interest designated by the Subscriber (with the date of giving of such designation being a Deemed Conversion Date) at the Conversion Price by the highest closing price of the Common Stock on the principal market from the Deemed Conversion Date until the day prior to the receipt of the Mandatory Redemption Payment, whichever is greater ("Mandatory Redemption Payment"). The Mandatory Redemption Payment must be received by the Subscriber on the same date as the Company Shares otherwise deliverable or within ten (10) business days after request, whichever is sooner ("Mandatory Redemption Payment Date"). Upon receipt of the Mandatory Redemption Payment, the corresponding Note principal will be deemed paid and no longer outstanding.

     9.3. Maximum Conversion. The Subscriber shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of common stock beneficially owned by the Subscriber and its affiliates on a Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Subscriber and its affiliates of more than 9.99% of the outstanding shares of common stock of the Company on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Subscriber shall not be limited to aggregate conversions of only 9.99% and aggregate conversion by the Subscriber may exceed 9.99%. The Subscriber may void the conversion limitation described in this
          Section 9.3 upon 75 days prior written notice to the Company. The Subscriber may allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be included in the 9.99% amount described above and which shall be allocated to the excess above 9.99%.

     9.4. Injunction - Posting of Bond. In the event a Subscriber shall elect to convert a Note or part thereof, the Company may not refuse conversion based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said Note shall have been sought and obtained and the Company posts a surety bond for the benefit of such Subscriber in the amount of 130% of the amount of the Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment.

     9.5. Buy-In. In addition to any other rights available to the Subscriber, if the Company fails to deliver to the Subscriber such shares issuable upon conversion of a Note by the Delivery Date and if ten (10) days after the Delivery Date the Subscriber purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Subscriber of the Common Stock which the Subscriber anticipated receiving upon such conversion (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (i) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (ii) the aggregate principal and/or interest amount of the Note for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as damages and not as a penalty). For example, if the Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of note principal and/or interest, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

     9.6 Adjustments. The Conversion Price and amount of Shares issuable upon conversion of the Notes shall be adjusted to offset the effect of stock splits, stock dividends and pro rata distributions of property or equity interests to the Company's shareholders.

     9.7. Redemption. The Company may not redeem or call the Note without the consent of the holder of the Note.

     10.1. Registration Rights. The Company hereby grants the following registration rights to holders of the Securities.

           (i) On one occasion, for a period commencing 91 days after the Closing Date, but not later than three years after the Closing Date ("Request Date"), the Company, upon a written request therefor from any record holder or holders of more than 50% of the aggregate of the Company's Shares issued and issuable upon conversion of the Notes (the Common Stock issued or issuable upon conversion of the Notes or issuable by virtue of ownership of the Notes are collectively the "Registrable Securities"), shall prepare and file with the Commission a registration statement under the Act covering the Registrable Securities which are the subject of such request, unless such Registrable Securities are the subject of an effective registration statement or included for registration in a pending registration statement. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within 10 days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 10.1(i). As a condition precedent to the inclusion of Registrable Securities, the holder thereof shall provide the Company with such information as the Company reasonably requests. The obligation of the Company under this
Section 10.1(i) shall be limited to one registration statement.

          (ii) If the Company at any time proposes to register any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscriber or Holder pursuant to an effective registration statement, each such time it will give at least 25 days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within 15 days after the giving of any such notice by the Company, to register any of the Registrable Securities, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller"). In the event that any registration pursuant to this
Section 10.1(ii) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the foregoing provisions, or Section 10.4 hereof, the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 10.1(ii) without thereby incurring any liability to the Seller.

         (iii) If, at the time any written request for registration is received by the Company pursuant to Section 10.1(i), the Company has determined to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account and the Company actually does file such other registration statement, such written request shall be deemed to have been given pursuant to Section 10.1(ii) rather than Section 10.1(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 10.1(ii).

          (iv) The Company shall file with the Commission not later than thirty (30) days after the Closing Date (the "Filing Date"), and use its reasonable commercial efforts to cause to be declared effective within ninety
(90) days after the Closing Date, a Form S-2 registration statement (or such other form that it is eligible to use) in order to register the Registrable Securities for issuance to the Subscriber and distribution under the Act. The registration statement described in this paragraph must be declared effective by the Commission no later than ninety (90) days after the Closing Date ("Effective Date"). The Company will register a number of shares of Common Stock in the aforedescribed registration statement that is equal to the number of Company Shares issuable at the Conversion Price in effect at the Closing Date, or actual filing date of the registration statement or any amendment thereto assuming conversion of 200% of the Notes (whichever results in the greatest number of Company shares). Such registration statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary in order to register additional Company Shares to allow the unlegended reissuance of all Common Stock included and issuable by virtue of the Registrable Securities. The Registrable Securities shall be reserved and set aside exclusively for the benefit of each Subscriber in proportion to each Subscriber's interest in the Registrable Securities, and not issued, employed or reserved for anyone other than the Subscriber. No securities of the Company other than the Registrable Securities will be included in the registration statement described in this Section 10.1(iv) except as described on Schedule 10.1.

     10.2. Registration Procedures. If and whenever the Company is required by the provisions hereof to effect the registration of any shares of Registrable Securities under the Act, the Company will, as expeditiously as possible:

     (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the holders of Registrable Securities ("Sellers") copies of all filings and Commission letters of comment;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the latest of: (i) twelve months after the latest Maturity Date of a Note; (ii) until six months after all the Company Shares are eligible for resale pursuant to Rule 144(k) of the 1933 Act; or (iii) until such registration statement has been effective for a period of not less than 365 days, and comply with the provisions of the Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Seller's intended method of disposition set forth in such registration statement for such period;

     (c) furnish to the Seller, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such Seller reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

     (d) use its best efforts to register or qualify the Seller's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Seller shall reasonably designate, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

     (e) list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

     (f) immediately notify the Seller when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

     (g) make available for inspection by the Seller, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, attorney, accountant or agent in connection with such registration statement;

     (h) will notify the Subscriber of the effectiveness of the registration statement within one business day of such event.

     10.3. Provision of Documents. In connection with each registration hereunder, the Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to Section 10.1(i) or 10.1(ii) covering an underwritten public offering, the Company and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

     10.4. Non-Registration Events. The Company and the Subscriber agree that the Seller will suffer damages if any registration statement required under Section 10.1(i) or 10.1(ii) above is not filed within 30 days after written request by the Holder and not declared effective by the Commission within 90 days after such request [or the Filing Date and Effective Date, respectively, in reference to the Registration Statement on Form S-2 or such other form described in Section 10.1(iv)], and maintained in the manner and within the time periods contemplated by Section 10 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if
          (i) the Registration Statement described in Sections 10.1(i) or 10.1(ii) is not filed within 30 days of such written request, or is not declared effective by the Commission on or prior to the date that is 90 days after such request, or (ii) the registration statement on Form S-2 or such other form described in Section 10.1(iv) is not filed on or before the Filing Date or not declared effective on or before the sooner of the Effective Date, or within ten business days of receipt by the Company of a written or oral communication from the Commission that the registration statement described in Section 10.1(iv) will not be reviewed, or (iii) any registration statement described in Sections 10.1(i), 10.1(ii) or 10.1(iv) is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed 30 days in the aggregate per year or more than 20 consecutive calendar days (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) (each such event referred to in clauses (i), (ii) and (iii) of this Section 10.4 is referred to herein as a "Non-Registration Event"), then, for so long as such Non-Registration Event shall continue, the Company shall pay, at the Subscriber's option, in cash or stock at the applicable Conversion Price, as Liquidated Damages to each holder of any Registrable Securities an amount equal to two percent (2%) per month for each month or part thereof during the pendency of such Non-Registration Event, of the principal of the Notes issued in the Offering, whether or not converted, owned of record by such holder or issuable as of or subsequent to the occurrence of such Non-Registration Event. Payments to be made pursuant to this Section
          10.4 shall be due and payable within ten (10) business days after demand in immediately available funds. In the event a Mandatory Redemption Payment is demanded from the Company by the Holder pursuant to Section 9.2 of this Subscription Agreement, then the Liquidated Damages described in this Section 10.4 shall no longer accrue on the portion of the Purchase Price underlying the Mandatory Redemption Payment, from and after the date the Holder receives the Mandatory Redemption Payment. It shall be deemed a Non-Registration Event if at any time the Company has registered for unrestricted resale fewer than 125% of the amount of Common Shares issuable upon full conversion of all sums due under the Note.

     10.5. Expenses. All expenses incurred by the Company in complying with
          Section 10, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Seller, are called "Selling Expenses". The Seller shall pay the fees of its own additional counsel, if any. The Company will pay all Registration Expenses in connection with the registration statement under Section 10. All Selling Expenses in connection with each registration statement under Section 10 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

     10.6. Indemnification and Contribution.

     (a) In the event of a registration of any Registrable Securities under the Act pursuant to Section 10, the Company will indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

     (b) In the event of a registration of any of the Registrable Securities under the Act pursuant to Section 10, the Seller will indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the gross proceeds received by the Seller from the sale of Registrable Securities covered by such registration statement.

     (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 10.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     (d) In order to provide for just and equitable contribution in the event of joint liability under the Act in any case in which either (i) the Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this Section 10.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10.6 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is provided under this Section 10.6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     11.  Miscellaneous.

     (a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company to Calypte Biomedical Corporation, 1265 Harbor Bay Parkway, Alameda, California 94502, telecopier number: (510) 814-8494, with a copy by telecopier only to: Naccarato & Associates, 19600 Fairchild, Suite 260, Irvine, CA 92612, Attn: Owen M. Naccarato, Esq., telecopier number: (949) 851-9262, and (ii) if to the Subscriber, to the name, address and telecopy number set forth on the signature page hereto, with a copy by telecopier only to Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

     (b) Closing. The consummation of the transactions contemplated herein shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction of all conditions to Closing set forth in this Agreement. The closing date shall be the date that subscriber funds representing the net amount due the Company from the Purchase Price of the Offering is transmitted by wire transfer or otherwise to the Company (the "Closing Date").

     (c) Entire Agreement; Assignment. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

     (d) Execution. This Agreement may be executed by facsimile transmission, and in counterparts, each of which will be deemed an original.

     (e) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

     (f) Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 11(e) hereof, each of the Company and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

     (g) Confidentiality. The Company agrees that it will not disclose publicly or privately the identity of the Subscriber unless expressly agreed to in writing by the Subscriber or only to the extent required by law.

     (h) Automatic Termination. This Agreement shall automatically terminate without any further action of either party hereto if the Closing shall not have occurred by the tenth (10th) business day following the date this Agreement is accepted by the Subscriber.

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                             CALYPTE BIOMEDICAL CORPORATION
                                             A Delaware Corporation


                                             By:________________________________
                                                   Name: Anthony Cataldo
                                                   Title:  President/CEO

                                             Dated: May _____, 2002

SUBSCRIBERS
-----------
                                               Purchase Price of Note: $500,000

--------------------------------------
(Signature)
ALPHA CAPITAL AKTIENGESELLSCHAFT
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-423-232-3196



                                               Purchase Price of Note: $500,000

---------------------------------------
(Signature)
STONESTREET LIMITED PARTNERSHIP
260 Town Centre Blvd., Suite 201
Markham, ON, L3R 8H8 Fax: 416-956-8989




                                               Purchase Price of Note: $150,000

---------------------------------------
(Signature)
FILTER INTERNATIONAL LTD.
P.O. Box 43272
Harnoff Jerusalem
Fax:

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                             CALYPTE BIOMEDICAL CORPORATION
                                             A Delaware Corporation


                                             By:________________________________
                                                   Name: Anthony Cataldo
                                                   Title:  President/CEO

                                             Dated: May _____, 2002




SUBSCRIBERS
                                               Purchase Price of Note: $250,000

--------------------------------------
(Signature)
CAMDEN INTERNATIONAL, LTD.
Charlotte House, Charlotte Street
P.O. Box N 9204
Nassau, Bahamas
Fax: 415-835-8320



                                               Purchase Price of Note: $100,000

---------------------------------------
(Signature)
CAMDEN INTERNATIONAL, LTD.
Charlotte House, Charlotte Street
P.O. Box N 9204
Nassau, Bahamas
Fax: 415-835-8320

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                             CALYPTE BIOMEDICAL CORPORATION
                                             A Delaware Corporation


                                             By:________________________________
                                                  Name: Anthony Cataldo
                                                  Title:  President/CEO

                                             Dated: May _____, 2002



SUBSCRIBERS

                                               Purchase Price of Note: $150,000


--------------------------------------
(Signature)
DOMINO INTERNATIONAL LTD.
By: Wayne Coleson, Managing Partner
Charlotte House, Charlotte Street
P.O. Box N 9204
Nassau, Bahamas
Fax: 415-835-8320


                                                Purchase Price of Note: $75,000

---------------------------------------
(Signature)
THUNDERBIRD GLOBAL CORPORATION
Arango Orillao Building
Third Floor, 54th Street
Nueva Urbanizacion Obarrio
Postal Office Box 5216, Panama 5
Republic of Panama
Fax: 011-775-252-4230

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                             CALYPTE BIOMEDICAL CORPORATION
                                             A Delaware Corporation


                                             By:________________________________
                                                   Name: Anthony Cataldo
                                                   Title:  President/CEO

                                             Dated: May _____, 2002




SUBSCRIBERS

                                               Purchase Price of Note: $200,000

--------------------------------------
(Signature)
BNC BACH INTERNATIONAL LTD.
C/o Ultra Finance Ltd.
Grossmuensterplatz 6, P.O. Box 4401
Zurich, CH-8022, Switzerland
Fax: 011-411-252-5515


                                               Purchase Price of Note: $200,000

---------------------------------------
(Signature)
EXCALIBUR LIMITED PARTNERSHIP
C/o Excalibur Capital Management, Inc.
General Partners, by Will Hechter
33 Prince Arthur Avenue
Main Floor
Toronto, Ontario, Canada, M5R 1B2
Fax: 416-964-8868

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                             CALYPTE BIOMEDICAL CORPORATION
                                             A Delaware Corporation


                                             By:________________________________
                                                      Name: Anthony Cataldo
                                                      Title:  President/CEO

                                             Dated: May _____, 2002




SUBSCRIBERS

                                               Purchase Price of Note: $100,000

--------------------------------------
(Signature)
STANDARD RESOURCES LIMITED
C/o Mr. Lin Chen Hu
8-6 Fl., No. 2, Lane 137, Sec. 5
Ming Sheng East Road
Taipei, Taiwan
Fax: 011-886-2-2769-5081


                                                        Purchase Price of Note:

---------------------------------------
(Signature)



                         LIST OF SCHEDULES AND EXHIBITS


Exhibit A           Form of Note



Exhibit B           Form of Legal Opinion


Schedule 2(d)       Additional Issuances



Schedule 2(t)       Capitalization

Schedule 10.1       Other Securities to be Registered



THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CALYPTE BIOMEDICAL CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


                                CONVERTIBLE NOTE

     FOR VALUE RECEIVED, CALYPTE BIOMEDICAL CORPORATION, a Delaware corporation (hereinafter called "Borrower"), hereby promises to pay to SDS CAPITAL INTERNATIONAL, LTD., c/o HWR Services Ltd., Craigmuir Chambers, Road Town, Tortola, British Virgin Islands (the "Holder") or order, without demand, the sum of Three Hundred Thousand Dollars ($300,000.00), with simple interest accruing at the annual rate of 8%, on July ___, 2004 (the "Maturity Date").

     This Note has been entered into pursuant to the terms of a subscription agreement between the Borrower and the Holder, dated of even date herewith (the "Subscription Agreement"), and shall be governed by the terms of such Subscription Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement. The following terms shall apply to this Note:

                                    ARTICLE I

                               GENERAL PROVISIONS

     1.1 Payment Grace Period. The Borrower shall have a ten (10) day grace period to pay any monetary amounts due under this Note, after which grace period a default interest rate of fifteen percent (15%) per annum shall apply to the amounts owed hereunder.

     1.2 Conversion Privileges. The Conversion Privileges set forth in Article II shall remain in full force and effect immediately from the date hereof and until the Note is paid in full. The Note shall be payable in full on the Maturity Date, unless previously converted into Common Stock in accordance with
Article II hereof; provided, that if the Borrower violates or breaches in any material respect any of its covenants or agreements to register the Registrable Securities pursuant to Section 10 of the Subscription Agreement, the Borrower may not pay this Note on or after the Maturity Date, without the consent of the Holder.

     1.3 Interest Rate. Interest payable on this Note shall accrue at the annual rate of eight percent (8%) and be payable on each annual anniversary of this Note or sooner, upon each Conversion, and on the Maturity Date, accelerated or otherwise, when the principal and remaining accrued but unpaid interest shall be due and payable, or sooner as described below.

ARTICLE II

                                CONVERSION RIGHTS

     The Holder shall have the right to convert the principal due under this
Note into Shares of the Borrower's Common Stock, $.001 par value per share ("Common Stock") as set forth below.





     2.1. Conversion into the Borrower's Common Stock.

     (a) The Holder shall have the right from and after the issuance of this Note and then at any time until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note, and accrued interest, at the election of the Holder (the date of giving of such notice of conversion being a "Conversion Date") into fully paid and nonassessable shares of Common Stock as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such Common Stock shall hereafter be changed or reclassified, at the conversion price as defined in Section 2.1(b) hereof (the "Conversion Price"), determined as provided herein. Upon delivery to the Borrower of a Notice of Conversion as described in Section 9 of the Subscription Agreement of the Holder's written request for conversion, Borrower shall issue and deliver to the Holder within three business days from the Conversion Date ("Delivery Date") that number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing. At the election of the Holder, the Borrower will deliver accrued but unpaid interest on the Note in the manner provided in Section 1.3 through the Conversion Date directly to the Holder on or before the Delivery Date (as defined in the Subscription Agreement). The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note and interest to be converted, by the Conversion Price.

     (b) Subject to adjustment as provided in Section 2.1(c) hereof, the Conversion Price per share shall be the lower of (i) $.10 ("Maximum Base Price") or (ii) seventy percent (70%) of the average of the three lowest trading prices for the Common Stock on the OTC Pink Sheets, NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange, as applicable, or if not then trading on any of the foregoing, such other principal market or exchange where the Common Stock is listed or traded (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock, the "Principal Market") for the thirty (30) trading days prior to but not including the Conversion Date. Closing bid price shall mean the last closing bid price as reported by Bloomberg Financial.

     (c) The Maximum Base Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 2.1(a), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:



            A. Merger, Sale of Assets, etc. If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

            B. Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

            C. Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.


     (d) During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.




     2.2 Method of Conversion. This Note may be converted by the Holder in whole or in part as described in Section 2.1(a) hereof and the Subscription Agreement. Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid.

     2.3 Maximum Conversion. The Holder shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on a Conversion Date, (ii) any Common Stock issuable in connection with the unconverted portion of the Note, and
          (iii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock of the Company on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate conversions of only 9.99% and aggregate conversion by the Holder may exceed 9.99%. The Holder shall have the authority and obligation to determine whether the restriction contained in this Section 2.3 will limit any conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the Notes are convertible shall be the responsibility and obligation of the Holder. The Holder may void the conversion limitation described in this Section 2.3 upon 75 days prior written notice to the Borrower. The Holder may allocate which of the equity of the Company deemed beneficially owned by the Holder shall be included in the 9.99% amount described above and which shall be allocated to the excess above 9.99%.

                                   ARTICLE III

                                EVENT OF DEFAULT

     The occurrence of any of the following events of default ("Event of Default") shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

     3.1 Failure to Pay Principal or Interest. The Borrower fails to pay any installment of principal, interest or other sum due under the Subscription Agreement hereon when due and such failure continues for a period of ten (10) days after the due date. The ten (10) day period described in this Section 3.1 is the same ten (10) day period described in Section 1.1 hereof.

     3.2 Breach of Covenant. The Borrower breaches any material covenant or other term or condition of the Subscription Agreement or this Note in any material respect and such breach, if subject to cure, continues for a period of ten (10) days after written notice to the Borrower from the Holder.

     3.3 Breach of Representations and Warranties. Any material representation or warranty of the Borrower made herein, in the Subscription Agreement, or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall be false or misleading in any material respect as of the date made and the Closing Date.

     3.4 Receiver or Trustee. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

     3.5 Judgments. Any money judgment, writ or similar final process shall be entered or filed against Borrower or any of its property or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

     3.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower and if instituted against Borrower are not dismissed within 45 days of initiation.

     3.7 Delisting. Delisting of the Common Stock from the OTC Bulletin Board or such other principal exchange on which the Common Stock is listed for trading; failure to comply with the requirements for continued listing on the OTC Bulletin Board for a period of three consecutive trading days; or notification from the OTC Bulletin Board or any Principal Market that the Borrower is not in compliance with the conditions for such continued listing on the OTC Bulletin Board or other Principal Market.

     3.8 Stop Trade. An SEC stop trade order or Principal Market trading suspension that lasts for five or more consecutive trading days.

     3.9 Failure to Deliver Common Stock or Replacement Note. Borrower's failure to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note and Section 9 of the Subscription Agreement, or if required a replacement Note.

     3.10 Non-Registration Event. The occurrence of a Non-Registration Event as described in Section 10.4 of the Subscription Agreement.

ARTICLE IV

                                  MISCELLANEOUS

     4.1 Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     4.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Borrower to: Calypte Biomedical Corporation, 1265 Harbor Bay Parkway, Alameda, California 94502, telecopier number: (510) 814-8494, with a copy by telecopier only to: Naccarato & Associates, 19600 Fairchild, Suite 260, Irvine, CA 92612, Attn: Owen M. Naccarato, Esq., telecopier number: (949) 851-9262, and (ii) if to the Holder, to the name, address and telecopy number set forth on the front page of this Note, with a copy by telecopier only to Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number:
          (212) 697-3575.

     4.3 Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

     4.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

     4.5 Cost of Collection. If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.


     4.6 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individual signing this Agreement on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.

     4.7 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

     4.8 Redemption. This Note may not be redeemed or paid before the Maturity Date without the consent of the Holder.

     IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer on this ___ day of July, 2002.

                                              CALYPTE BIOMEDICAL CORPORATION


                                             By:________________________________
                                                 Name: Anthony Cataldo
                                                 Title: President/CEO


WITNESS:



-------------------------------







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                              NOTICE OF CONVERSION

(To be executed by the Registered Holder in order to convert the Note)


     The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Note issued by CALYPTE BIOMEDICAL CORPORATION on July ___, 2002 into Shares of Common Stock of CALYPTE BIOMEDICAL CORPORATION (the "Company") according to the conditions set forth in such Note, as of the date written below.



Date of Conversion:____________________________________________________________


Conversion Price:______________________________________________________________


Shares To Be Delivered:________________________________________________________


Signature:_____________________________________________________________________


Print Name:____________________________________________________________________


Address:_______________________________________________________________________







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